UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2016

ZOE'S KITCHEN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36411 (Commission File Number)	51-0653504 (I.R.S. Employer Identification No.)

5760 State Highway 121, Suite 250
Plano, Texas 75024
(Address of principal executive offices)
Registrant’s telephone number, including area code: (214) 436-8765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On November 14, 2016, Zoe's Kitchen, Inc. (the "Company") issued a press release announcing certain preliminary financial results for the twelve and forty weeks ended October 3, 2016, and that the Company would review these results in a conference call at 4:30 p.m. (EST) on November 14, 2016. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in Item 2.02 of this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01    Other Events

Board Executive Sessions

The independent members of the Board of Directors meet in regularly scheduled executive sessions without management present.  These independent directors meet in executive session at least four times per year during our regular quarterly Board meetings and regularly during Board Committee meetings as well. Greg Dollarhyde, the Chairperson of our Board of Directors, has acted, and will continue to act, as the presiding director at all of the Board executive sessions.  Each Chairperson of the Board Committees has acted, and will continue to act, as the presiding director at all of the Committee executive sessions.

Contacting the Board of Directors

Stockholders and other interested parties who desire to contact our Board of Directors, a particular Board committee, a particular group of directors (e.g., our independent directors), or individual members of the Board, including our Chairperson (the presiding director), may do so electronically by e-mail at investorrelations@zoeskitchen.com, or by mail addressed to the named individual, the committee, the group, or the Board as a whole c/o Corporate Secretary, at Zoës Kitchen, 5760 State Highway 121, Suite 250, Plano, Texas 75024. Our Corporate Secretary receives these communications and forwards them to the intended individual, committee, or group or to the full Board, as applicable, and facilitates an appropriate response. Please note that requests for investor relations materials should be sent to investorrelations@zoeskitchen.com as well.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description of Exhibit
99.1	Zoe's Kitchen, Inc. Press Release dated November 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOE'S KITCHEN, INC.

Date: November 14, 2016

By:	/s/ Kevin Miles
Name: Kevin Miles
Title: President and Chief Executive Officer